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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (date of earliest event reported) January 31, 1997


                            PictureTel Corporation
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              (Exact name of registrant as specified in charter)

    Delaware                    1-9434                  04-2835972
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(State or other             (Commission                 (IRS Employer
jurisdiction                File Number)             Identification Number)
of incorporation)

                     100 Minuteman Road, Andover, MA 01810
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                   (Address of principal executive offices)


Registrant's telephone number, including area code (508) 292-5000


(Former name or former address, if changed since last report)

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Item 5. Other Events

Rick H. Faulk, the Vice President, Corporate Marketing, resigned from the Company effective January 31, 1997 to pursue other interests.


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                                  SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PictureTel Corporation
                                        (Registrant)

                                        By  /S/ Lawrence M. Bornstein
                                                  Lawrence M. Bornstein
                                            Vice President of Human Resources


                                        Date: February 5, 1997